UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2026

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina			001-37497	26-4596286
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive,	Wilmington,	NC		28403
(Address of principal executive offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, no par value per share	LOB	New York Stock Exchange LLC
Depositary Shares, Each Representing a 1/40th Interest in a Share of 8.375% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock, no par value per share	LOB/PA	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of Equity Plans. On May 19, 2026, as described below under Item 5.07 of this Current Report on Form 8-K, the Company’s shareholders approved the 2026 Omnibus Stock Incentive Plan (the “Omnibus Plan”) and the 2026 Employee Stock Purchase Plan (the “ESPP”) at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”). Descriptions of the terms of the Omnibus Plan and the ESPP appear on pages 49–62 of the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 2, 2026 (the “Proxy Statement”), which descriptions are incorporated herein by reference. The descriptions of the Omnibus Plan and the ESPP contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plans, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein.
Item 5.07     Submission of Matters to a Vote of Security Holders.
(a)    The 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Live Oak Bancshares, Inc. (the “Company”) was held on May 19, 2026. On March 20, 2026, the record date for the Annual Meeting, 46,239,891 shares of the Company’s voting common stock were issued and outstanding, of which 42,159,893 were present for purposes of establishing a quorum.

(b)    Shareholders voted on the following matters at the Annual Meeting:

(1)     Shareholders elected Tonya W. Bradford, William H. Cameron, David G. Lucht, Jeffrey W. Lunsford, James S. Mahan III, Patrick T. McHenry, Miltom E. Petty, Neil L. Underwood, Yousef A. Valine, and William L. Williams III to the Board of Directors for terms of one year;

(2)    Shareholders approved the Live Oak Bancshares, Inc. 2026 Omnibus Stock Incentive Plan;

(3)    Shareholders approved the Live Oak Bancshares, Inc. 2026 Employee Stock Purchase Plan;

(4)    Shareholders approved a non-binding, advisory proposal to approve compensation paid to the Company’s named executive officers;

(5)    Shareholders ratified KPMG, LLP as the Company’s independent auditor for 2026.

Set forth below are the number of votes cast for or against each such matter as well as the number of abstentions and broker non-votes with respect to such matter.

Item	For	Against	Withheld/Abstain	Broker Non-Votes
Election of Directors

Tonya W. Bradford	32,897,516	__	2,786,843	6,475,534
William H. Cameron	26,669,363	__	9,014,996	6,475,534
David G. Lucht	30,673,278	__	5,011,081	6,475,534
Jeffrey W. Lunsford	35,491,630	__	192,729	6,475,534
James S. Mahan III	34,333,132	__	1,351,227	6,475,534
Patrick T. McHenry	35,317,705	__	366,654	6,475,534
Miltom E. Petty	28,137,862	__	7,546,497	6,475,534
Neil L. Underwood	33,623,094	__	2,061,265	6,475,534
Yousef A. Valine	27,948,286	__	7,736,073	6,475,534
William L. Williams III	33,678,284	__	2,006,075	6,475,534

Approval of the Company’s 2026 Stock Incentive Plan	25,509,462	9,353,674	821,223	6,475,534

Approval of the Company’s 2026 Employee Stock Purchase Plan	35,593,365	45,945	45,049	6,475,534

Advisory proposal to approve compensation paid to the Company’s named executive officers	31,451,567	4,197,280	35,512	6,475,534

Ratification of the Selection of KPMG, LLP as Independent Auditor of the Company for 2026	42,118,705	28,462	12,726	__

(c) Not applicable.
(d) Not applicable.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Live Oak Bancshares, Inc. 2026 Omnibus Stock Incentive Plan (incorporated by reference to Exhibit 99.1 to the Registrant’s Registration Statement on Form S-8 filed on May 19, 2026)

10.2	Live Oak Bancshares, Inc. 2026 Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.2 to the Registrant’s Registration Statement on Form S-8 filed on May 19, 2026)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVE OAK BANCSHARES, INC.

Date: May 22, 2026	By:	/s/Gregory W. Seward
Gregory W. Seward General Counsel